VESSELS, NET	12 Months Ended
Dec. 31, 2013
VESSELS, NET [Abstract]
VESSELS, NET
7.	VESSELS, NET
Vessels, net, consist of the carrying value of 20 vessels including drydocking costs.

All figures in USD '000	Vessels	Drydocking	Total
Carrying Value December 31, 2012	933,424	31,431	964,855
Accumulated depreciation December 31, 2012	397,641	15,822	413,463
Impairment Loss on Vessel 2012	12,030	-	12,030
Depreciation expense 2012	62,795	6,424	69,219
Carrying Value December 31, 2013	872,846	38,583	911,429
Accumulated depreciation December 31, 2013	460,422	27,063	487,485
Depreciation expense 2013	62,781	11,241	74,022

Impairment Loss on Vessels
The Company recorded impairment loss on vessels of $nil, $12.0 million and $nil for the years ended December 31, 2013, 2012 and 2011, respectively. The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of each of its vessels may not be recoverable. For the year ended December 31, 2013 the Company performed impairment tests at each quarter end. Impairment tests performed did not result in carrying value for any of the Company's vessels exceeding future undiscounted cash flows.

During the fourth quarter of 2012, the Company identified one vessel where the Company believed that future undiscounted cash flow was less than the carrying value and therefore not fully recoverable. The impairment loss recorded is equal to the difference between the asset's carrying value and estimated fair value.